SECOND MODIFICATION TO PROMISSORY NOTE


         WHEREAS, Royal Sonesta, Inc. ("Borrower") has executed a promissory note dated January 1, 1995, payable to the order of Hibernia National Bank ("Bank"), in the original principal amount of $5,000,000.00, as amended by Modification dated December 12, 1994, bearing interest at the rate of Citibank Prime minus 1/8%, and having a final maturity of December 31, 1997 (the "Note"); and

         WHEREAS, Borrower and Bank desire to extend the maturity date of the Note, and they agree as follows:

                                    AGREEMENT

         1. The maturity date of the Note as referenced in subparagraph (b) on page one of the Note is hereby extended from December 31, 1997 to December 31, 2000, so that the entire unpaid and outstanding amount of principal and interest due under the Note shall be due and payable on the 31st day of December, 2000. The payment schedule shall remain as set forth in the Note, that is, interest is payable quarterly in arrears on the last day of September, December, March and June, with the entire outstanding balance of principal and interest due and payable on the 31st day of December, 2000.

         2. Wherever the Note references the "1995 Agreement", such reference shall mean and include any and all amendments, modifications or revisions to said 1995 Agreement.

         3. Except as expressly modified herein, all terms and provisions of the Note and of all other documents securing, or evidencing the obligations under or related to the Note, are hereby ratified and confirmed, and shall remain in full force and effect. Borrower represents and warrants that no default has occurred as of the date hereof, and that Borrower has no defense, offset, compensation, counterclaim or reconventional demand with respect to the Note.


         EXECUTED this 10th day of February, 1998, and effective as of December 31, 1997.



BANK HIBERNIA NATIONAL BANK            BORROWER: Royal Sonesta, Inc.

   /s/ Christopher B. Pitre               /s/ Boy A.J. van Riel
By _________________________           By _________________________

Name Christopher B. Pitre              Name: Boy A.J. van Riel
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Title Assistant Vice President         Title: Vice President and Treasurer
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